Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 11,882.10
Total Fee Amount	11,882.10
Total Transaction Valuation	77,610,056.00
Total Offset Amount	0.00
Net Fee	$ 0.00